UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008

LID HAIR STUDIOS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-132120	20-2718075
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

Avenida Atlantica 1260, Apt 801, Rio de Janeiro, RJ Brazil 22021-000
  (Address of principal executive offices)

Telephone: 604-628-4658
 (Principal office)

Incorp Services, Inc.
3155 East Patrick Lane, Suite 1, Las Vegas, Nevada 89120-3481 Telephone: (800) 246-2677
(Name, address and telephone number for Registered Office and Agent for Service)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

☐   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)           On September 5, 2008, the Board of Directors of Lid Hair Studios International, Inc. (the “Company”) accepted Ms. Amber Warren’s resignation as director and all positions held with the Company.  As a result, the Board of Directors now consists of Eric S. Anderson Sole Officer and Director.

Item 9.01     Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LID HAIR STUDIOS INTERNATIONAL, INC. (Registrant)

Date: September 10, 2008	By:	/s/ Eric Steven Anderson
Chief Executive Officer